SIXTH MODIFICATION AGREEMENT              EXHIBIT 10.3


DATE:             November 26, 1995

PARTIES:          Borrower:  MILBURN INVESTMENTS, INC.,
                             a Texas corporation.

                  Bank:      BANK ONE, ARIZONA, NA,
                             a national banking association.

RECITALS:

         A. Bank has extended to Borrower credit ("Loan") in the principal amount of $25,000,000.00 pursuant to the Amended and Restated Loan Agreement, dated October 28, 1994 ("Loan Agreement"), and evidenced by the Replacement Promissory Note, dated October 28, 1994 ("Note"). The unpaid principal of the Loan as of the date hereof is $0.

         B. The Loan is secured by, among other things, various Deeds of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statements ("Deeds of Trust"), by Borrower, as trustor, for the benefit of Bank, as beneficiary, recorded in records of Bell, Travis, and Williamson Counties, Texas (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents").

         C. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, the Loan Agreement, and/or the Security Documents: First Modification Agreement, dated December 8, 1994, Second Modification Agreement, dated March 15, 1995, Third Modification Agreement, dated May 19, 1995, Fourth Modification Agreement, dated July 28, 1995, and Fifth Modification Agreement, dated September 26, 1995. (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", "Deed of Trusts" and "Security Documents" shall mean such documents as modified in the Modifications.)

         D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.       ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.

         2.1  The Loan Documents are modified as follows:

                  2.1.1 The Conversion Date of the Loan and the Note is changed from November 26, 1995 to November 15, 1997.

                  2.1.2 Section 6.22.1 of the Loan Agreement is hereby modified in its entirety to read as follows:

         Tangible Net Worth in an amount not less than $23,000,000.00 as of May 31, 1995, and increasing thereafter during each fiscal quarter (with the first such fiscal quarter commencing June 1, 1995) by an amount equal to twenty-five percent (25%) of Borrower's net profit after tax, as shown on Borrower's quarterly financial statements delivered to Bank pursuant to Section 6.3.1.2 for the immediately preceding fiscal quarter.

                  2.1.3 Section 6.22.2 of the Loan Agreement is hereby modified in its entirety to read as follows:

         A Debt to Tangible Net Worth Ratio of not more than 1.70 to 1.

                  2.1.4 Section 6.22.3 of the Loan Agreement is hereby modified in its entirety to read as follows:

         A Debt to Net Worth Ratio of not more than 1.25 to 1.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.


4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.  BORROWER COVENANTS.
Borrower covenants with Bank:

         5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.
         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.
         5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

                  5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

                  5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

                  5.3.3 Loan commitment fees as follows:

                               (a) A  commitment  fee of one-half of one percent
(.5%) per annum of $15,000,000.00  of the Commitment Amount (i.e.,  $25,000.00),
for the time period from July 28, 1995 until November 26, 1995.

                               (b) A  commitment  fee of one-half of one percent
(.50%) per annum of the remaining $10,000,000.00 of the Commitment Amount (i.e., $16,666.00), for the time period from July 28, 1995 until November 26, 1995.

                               (c) A  commitment  fee of one-half of one percent
(.5%) per annum of $15,000,000.00  of the Commitment Amount (i.e.,  $71,875.00),
for the time period from November 26, 1995 until November 15, 1996. Borrower shall pay a commitment fee in the amount of $75,000.00 on or before November 15, 1996.

                               (d)      A commitment fee of one-quarter of one
percent (.25%) per annum of the remaining $10,000,000.00 of the Commitment Amount (i.e., $23,959.00), for the time period from November 26, 1995 until November 15, 1996. Borrower shall pay a commitment fee in the amount of $25,000.00 on or before November 15, 1996.

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION,
         OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.       CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.



                                     MILBURN INVESTMENTS, INC.,
                                     a Texas corporation



                                     By: /s/ Kenda B. Gonzales
                                         --------------------------------------
                                     Name:   Kenda B. Gonzales
                                           ------------------------------------
                                     Title:  Treasurer
                                            -----------------------------------
                                                 BORROWER



                                     BANK ONE, ARIZONA, NA,
                                     a national banking association



                                     By: /s/ Rhonda R. Williams
                                         --------------------------------------
                                     Name:   Rhonda R. Williams
                                           ------------------------------------
                                     Title:  Assistant Vice President
                                            -----------------------------------
                                                                           BANK